                       NOTICE OF GUARANTEED DELIVERY FOR
                           NEWCOURT CREDIT GROUP INC.
                  7.125% NOTES, SERIES A DUE DECEMBER 17, 2003

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Newcourt Credit Group Inc. (the 'Company') made pursuant to the Prospectus, dated August 12, 1999 (the 'Prospectus'), if certificates for the outstanding 7.125% Notes, Series A Due December 17, 2003 of the Company (the 'Old Notes') are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Chase Manhattan Bank (the 'Exchange Agent') as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

             Delivery To: The Chase Manhattan Bank, Exchange Agent

            By Mail, Overnight Courier, Hand Delivery or Facsimile:

                            The Chase Manhattan Bank
                                55 Water Street
                            New York, New York 10041
                           Attention: Carlos Esteves
                             Phone: (212) 638-0828
                              Fax: (212) 638-7380

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION HEREOF VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in 'The Exchange Offer -- Facsimile and Guaranteed Delivery Procedures' section of the Prospectus.

Principal Amount of Old Notes Tendered:*

$_______________________________________
Certificate Nos. (if available):

________________________________________       If Old Notes will be delivered
                                               by book-entry transfer to The
                                               Depository Trust Company,
                                               provide account number.

Total Principal Amount Represented by
  Old Notes Certificate(s):

$_______________________________________       Account Number _________________


     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

------------------------
* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                                PLEASE SIGN HERE

X    ____________________________________   __________________

X    ____________________________________   __________________
     Signature(s) of Owner(s)                     Date
     or Authorized Signatory

     Area Code and Telephone Number: _________________________

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):      _________________________________________________________________

              _________________________________________________________________

Capacity:     _________________________________________________________________

              _________________________________________________________________

Address(es):  _________________________________________________________________

              _________________________________________________________________

                                   GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in 'The Exchange Offer -- Facsimile and Guaranteed Delivery Procedures' section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof or an agent's message in lieu thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.


_____________________________________________           _______________________________________________

                NAME OF FIRM                                          AUTHORIZED SIGNATURE


_____________________________________________           _______________________________________________
                  ADDRESS                                                    TITLE


_____________________________________________           NAME: __________________________________________
                 ZIP CODE                                             (PLEASE TYPE OR PRINT)


Area Code and Tel. No._______________________           Dated:_________________________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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